UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Vanguard Natural Resources, LLC (the “Company”) held its 2013 Annual Meeting of Unitholders (the “Annual Meeting”) on June 6, 2013. At the Annual Meeting, the Company’s unitholders were requested to (i) elect four directors to the Company’s Board of Directors to serve until the Company’s 2014 Annual Meeting of Unitholders, (ii) ratify the appointment of BDO USA, LLP as independent auditor of the Company for the fiscal year ending December 31, 2013 and (iii) approve the Second Amendment to the Vanguard Natural Resources, LLC Long-Term Incentive Plan. Each of these items is more fully described in the Company’s proxy statement filed on April 22, 2013 (the “Proxy”). At the Annual Meeting, the Company’s unitholders approved the first and second proposals described in the Proxy before the Annual Meeting was adjourned. 16,887,785 votes were cast in favor of the third proposal found in the Proxy with 1,782,795 votes against and 1,676,220 votes abstaining. However, since the third proposal is considered a “non-routine” matter broker dealers are not permitted to vote common units without voting instructions from the unitholders. Further, these broker non-votes are not counted as votes cast on non-routine matters like the third proposal. As a result, not enough votes were cast on the third proposal to comply with The NASDAQ Global Select Market (“NASDAQ”) listing rules. In order to permit additional time to solicit unitholder votes to be cast (whether for, against, or in abstention) for the third proposal found in the Proxy in accordance with NASDAQ listing rules, the Annual Meeting was then adjourned until July 17, 2013 at 10:30 a.m. CST and scheduled to reconvene at that time at the Company’s headquarters, located at 5847 San Felipe, Suite 3000 Houston, Texas 77057.
The final results of the first and second proposals described in the Proxy are as follows:
Proposal No. 1 — Election of Directors: The election of each of the five nominees for the Company’s Board of Directors was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Scott W. Smith	18,743,434	1,603,380	39,141,958
W. Richard Anderson	15,806,384	4,540,430	39,141,958
Loren Singletary	15,802,890	4,543,924	39,141,958
Bruce W. McCullough	15,813,199	4,533,616	39,141,958

Proposal No. 2 — Ratification of the Appointment of BDO USA, LLP: The appointment of BDO USA, LLP was approved as follows:

For	Against	Abstain
57,518,492	495,180	1,475,099

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on June 6, 2013 announcing that (1) the first and second proposals, each as described in the Proxy, were approved at the Annual Meeting and (2) the adjournment of the Annual Meeting to permit additional time to solicit unitholder votes for the third proposal, as described in the Proxy, until July 17, 2013 at 10:30 a.m. CST, to be held at the Company’s headquarters, located at 5847 San Felipe, Suite 3000, Houston, Texas 77057.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated June 6, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VANGUARD NATURAL RESOURCES, LLC

By:        /s/ Scott W. Smith
Name:    Scott W. Smith
Title:    President, Chief Executive Officer and Director
June 6, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated June 6, 2013